UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 30, 2010

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA	19056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2010, StoneMor Operating LLC, a Delaware limited liability company (“StoneMor LLC”), StoneMor Michigan LLC, a Michigan limited liability company (“Buyer LLC”) and StoneMor Michigan Subsidiary LLC, a Michigan limited liability company (“Buyer NQ Sub” and individually and collectively with StoneMor LLC and Buyer LLC, “Buyer”), each a wholly-owned subsidiary of StoneMor Partners L.P. (the “Company”), entered into an Asset Purchase and Sale Agreement (the “Purchase Agreement”) with SCI Funeral Services, LLC, an Iowa limited liability company (“Parent”), SCI Michigan Funeral Services, Inc., a Michigan corporation (“SCI Michigan”, and together with Parent, “SCI”), Hillcrest Memorial Company, a Delaware corporation (“Hillcrest”), Christian Memorial Cultural Center, Inc., a Michigan corporation (“Christian”), Sunrise Memorial Gardens Cemetery, Inc., a Michigan corporation (“Sunrise”), and Flint Memorial Park Association, a Michigan corporation (“Flint” and individually and collectively with Sunrise, Hillcrest and Christian, “Seller”).

In connection with the Purchase Agreement, on March 30, 2010, StoneMor LLC and Plymouth Warehouse Facilities LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Plymouth” and individually and collectively with StoneMor LLC, “Warehouse Buyer”), entered into an Asset Purchase and Sale Agreement (the “Warehouse Purchase Agreement”) with SCI, Hillcrest, Sunrise, Flint, Buyer NQ Sub and Buyer LLC.

The following is a summary of the material provisions of the Purchase Agreement and Warehouse Purchase Agreement. This summary is qualified in its entirety by reference to the Purchase Agreement and Warehouse Purchase Agreement which are incorporated by reference in their entirety hereto and which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Pursuant to the Purchase Agreement, Buyer acquired nine cemeteries in Michigan, including certain related assets (the “Acquired Assets”), and assumed certain related liabilities (the “Assumed Liabilities”). In consideration for the transfer of the Acquired Assets and in addition to the assumption of the Assumed Liabilities, Buyer paid Seller $14,000,000 (the “Closing Purchase Price”) in cash. The Closing Purchase Price can be increased or decreased post-closing for accounts receivable, merchandise trust amounts and endowment care trust amounts above or below agreed levels, as provided in the Purchase Agreement.

Pursuant to the Warehouse Purchase Agreement, Warehouse Buyer acquired one warehouse in Michigan from SCI, including certain related assets (the “Warehouse Acquired Assets”), and assumed certain related liabilities (the “Warehouse Assumed Liabilities”) for $500,000 in cash, which was deemed part of the $14,000,000 consideration paid in connection with the Purchase Agreement.

The Purchase Agreement and Warehouse Purchase Agreement also include various representations, warranties, covenants, indemnification and other provisions which are customary for transactions of this nature.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 30, 2010, pursuant to the Purchase Agreement, Buyer acquired nine cemeteries in Michigan, including Acquired Assets and Assumed Liabilities, for $14,000,000 in cash, subject to various post-closing adjustments, from Seller.

In addition, pursuant to the Warehouse Purchase Agreement, on March 30, 2010, Warehouse Buyer acquired one warehouse, including the Warehouse Acquired Assets and the Warehouse Assumed Liabilities, from SCI for $500,000 in cash, which was deemed part of the $14,000,000 consideration paid in connection with the Purchase Agreement.

The acquisitions pursuant to the Purchase Agreement and the Warehouse Purchase Agreement were financed by borrowings from the Company’s acquisition facility under the Amended and Restated Credit Agreement dated August 15, 2007 among StoneMor LLC, certain of its subsidiaries, the Company, StoneMor GP LLC, Bank of America, N.A., the other lenders party thereto, and Banc of America Securities LLC, as amended.

The Purchase Agreement, the Warehouse Purchase Agreement and the related acquisitions are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference in its entirety hereto.

Any financial statements and pro forma financial information that may be required to be filed as exhibits to this Current Report on Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the Securities and Exchange Commission (“SEC”).

Item 7.01.	Regulation FD Disclosure.

On March 30, 2010, the Company issued a press release announcing its acquisitions pursuant to the Purchase Agreement and the Warehouse Purchase Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Any financial statements that may be required to be filed as an exhibit to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

(b)	Pro forma financial information.

Any pro forma financial information that may be required to be filed as an exhibit to this Form 8-K will be filed by amendment to this Form 8-K as soon as practicable, but not later than 71 calendar days after the date that this Form 8-K must be filed with the SEC.

(c)	Shell company transactions.

None.

(d)	Exhibits.

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement by and among StoneMor Operating LLC, StoneMor Michigan LLC, StoneMor Michigan Subsidiary LLC, SCI Funeral Services, LLC, SCI Michigan Funeral Services, Inc., Hillcrest Memorial Company, Christian Memorial Cultural Center, Inc., Sunrise Memorial Gardens Cemetery, Inc. and Flint Memorial Park Association dated March 30, 2010

10.2	Asset Purchase and Sale Agreement by and among StoneMor Operating LLC, Plymouth Facilities Warehouse, LLC, SCI Funeral Services, LLC, SCI Michigan Funeral Services, Inc., Hillcrest Memorial Company, Sunrise Memorial Gardens Cemetery, Inc., Flint Memorial Park Association, StoneMor Michigan LLC, and StoneMor Michigan Subsidiary LLC dated March 30, 2010

99.1	Press Release issued March 30, 2010 announcing the closing of the acquisitions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: March 30, 2010

S-1

Exhibit Index

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement by and among StoneMor Operating LLC, StoneMor Michigan LLC, StoneMor Michigan Subsidiary LLC, SCI Funeral Services, LLC, SCI Michigan Funeral Services, Inc., Hillcrest Memorial Company, Christian Memorial Cultural Center, Inc., Sunrise Memorial Gardens Cemetery, Inc. and Flint Memorial Park Association dated March 30, 2010

10.2	Asset Purchase and Sale Agreement by and among StoneMor Operating LLC, Plymouth Facilities Warehouse, LLC, SCI Funeral Services, LLC, SCI Michigan Funeral Services, Inc., Hillcrest Memorial Company, Sunrise Memorial Gardens Cemetery, Inc., Flint Memorial Park Association, StoneMor Michigan LLC, and StoneMor Michigan Subsidiary LLC dated March 30, 2010

99.1	Press Release issued March 30, 2010 announcing the closing of the acquisitions

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